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                                  EXHIBIT 23.1


                       [LOGO OF MCGLADREY & PULLEN, LLP]

CONSENT OF INDEPENDENT AUDITOR'S


We hereby consent to the incorporation of our report, dated July 21, 1998, included in this Form 10-KSB in the previously filed registration statement of Hi-Shear Technology on Form S-8 (No.33-868989).


                              /s/ MCGLADREY & PULLEN, LLP
                              ---------------------------
                              McGladrey & Pullen, LLP



Anaheim, California
August 7, 1998

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